UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Legg Mason Partners World Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Legg Mason Partners Inflation Management Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Inflation Management Fund

Annual Report  •  October 31, 2006

What’s

Inside

Fund Objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June-its 17th consecutive rate hike-the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed started, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarter.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be date dependent.

Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, subsequently fell 15% in the latter part of the third quarter.iv Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to

Legg Mason Partners Inflation Management Fund         I

4.61%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.19%.

Strong corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended October 31, 2006, the Citigroup High Yield Market Indexvi returned 9.95%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvii returned 11.45%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective March 31, 2006, the following individuals assumed the day-to-day portfolio management responsibilities for the Fund: S. Kenneth Leech, Stephen A. Walsh, Frederick Marki and Peter H. Stutz. Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”). The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh and Mr. Stutz have been employed by Western Asset for more than five years. Mr. Marki joined Western Asset in 2006. Prior to joining Western Asset, Mr. Marki was a director of Citigroup Asset Management and an investment officer of the prior investment manager for more than 5 years.

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s (“Citigroup”) asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in

II         Legg Mason Partners Inflation Management Fund

order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board also approved a number of changes in the way the Fund is managed, which were effective as of September 1, 2006. Under its revised investment strategy, the Fund is permitted to invest up to 20% of its assets in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the Fund’s subadviser. Prior to the change, the Fund was permitted to invest in investment grade securities only. In addition, up to 10% of the Fund’s assets may be invested in emerging market debt securities. In addition, the average weighted duration of the Fund’s investments is expected to range between 3 and 20 years depending on the subadviser’s forecast for interest rates and yields. Prior to the change in strategy, the Fund’s duration was expected to be between 1 and 8 years. The Fund’s investment objectives remain unchanged. Because of the Fund’s revised investment strategy, the Fund is subject to additional risks. The Fund’s current prospectus contains more information on these and other risks.

Effective September 1, 2006, the Fund’s benchmark was also changed to the Barclay’s World Government Inflation-Linked All Maturities Indexviii, to better reflect the Fund’s revised investment strategy.

Effective October 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset Limited, a subsidiary of Legg Mason, provides certain advisory services

Legg Mason Partners Inflation Management Fund         III

to the Fund relating to currency transactions and investment in nondollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Inflation Management Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

December 13, 2006

IV         Legg Mason Partners Inflation Management Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii	The Barclay’s World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. All Maturities are included.

Legg Mason Partners Inflation Management Fund         V

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September and October 2006. This led to a strong rally in the bond market, with both short- and long-term yields falling sharply. At the end of October, the yield curveii was inverted, as two-year Treasury yields were higher than their 10-year counterparts. Historically, this has often been a precursor of slower economic growth.

Performance Review

For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Inflation Management Fund, excluding sales charges, returned 3.68%. These shares outperformed the Lipper Treasury Inflation Protected Securities Funds Category Average1 which increased 2.48%. The Fund’s former and current unmanaged benchmarks, the Lehman Brothers Global Real: U.S. TIPS Index (“TIPS”)iii and the Barclays World Government Inflation—Linked All Maturities Index (USD unhedged)iv, respectively returned 2.98% and 3.40%, respectively, for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         1

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Inflation Management Fund — Class A Shares	4.52%	3.68%

Lehman Brothers Global Real: U.S. TIPS Index	3.98%	2.98%

Barclays World Governemnt Inflation-Linked All Maturities Index (USD unhedged)	4.44%	3.40%

Lipper Treasury Inflation Protected Securities Funds Category Average	3.57%	2.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class A shares returned 4.52%, Class B shares returned 4.26%, Class C shares returned 4.25% and Class O shares returned 4.28% over the six months ended October 31, 2006. Excluding sales charges, Class A shares returned 3.68%, Class B shares returned 3.15%, Class C shares returned 3.25% and Class O shares returned 3.30% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O was 2.87%, 2.44%, 2.44% and 2.49%, respectively. Absent current reimbursements or waivers, the 30-Day SEC Yield for Class A, Class B, Class C and Class O would have been 1.88%, 0.50%, 1.47% and 1.02%, respectively.
The 30-day SEC yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 117 funds for the six-month period and among the 112 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first half of the reporting period, the Fund benefited from its tactical allocations to securities that we believed would provide protection against inflation, including floating rate asset-backed securities. This positioning enhanced results, as they outperformed TIPS over this period.

During the second half of the period, the Fund benefited from its moderate allocation to mortgage-backed and corporate securities. In addition, the Fund held a small exposure to Treasury securities in lieu of TIPS. This was very beneficial towards the end of the reporting period when oil fell and inflation concerns abated while recession fears grew.

2         Legg Mason Partners Inflation Management Fund 2006 Annual Report

What were the leading detractors from performance?

A. In the first half of the reporting period, the Fund’s overweight in floating-rate securities were used to provide stability to its net asset value. As mentioned, they also outperformed TIPS. However, the Fund’s floating-rate securities also reduced the portfolio’s overall yield sooner than would otherwise have occurred had we not invested in these securities. Elsewhere, a higher allocation to fixed-rate securities with longer durations than the benchmark slightly detracted from results during the occasions when interest rates rose.

As the second half of the reporting period began, stronger than expected economic data, rising core inflation, and high energy prices caused Treasury yields to rise. As a result, during this time the Fund’s moderate allocation to Treasury securities detracted from performance. However, as mentioned, as the reporting period progressed, this exposure to Treasuries was beneficial to performance as inflation fears subsided.

Q. Were there any significant changes to the Fund during the reporting period?

A. Effective September 1, 2006, there were several changes to the Fund. While it will continue to invest primarily in inflation-indexed debt securities, we now have the flexibility to also invest in other types of securities that may or may not be linked to inflation. No more than 20% of the Fund’s assets may be held in securities that are below investment grade or, if unrated, are deemed to be of comparable credit quality. No more than 10% of the Fund’s assets may be invested in emerging markets debt securities. The average weighted duration of the Fund’s investments is expected to range between 3 and 20 years. In conjunction with these changes, the Fund’s new benchmark is Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)iv. We believe these changes provide us with greater opportunities to seek and meet the Fund’s primary objective of total return and its secondary objective of generating current income.

Thank you for your investment in the Legg Mason Partners Inflation Management Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 29, 2006

Legg Mason Partners Inflation Management Fund 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with Inflation Protected Securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the prospectus for more information on risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increases their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

iv	The Barclay’s World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. All Maturities are included.

4         Legg Mason Partners Inflation Management Fund

Fund at a Glance (unaudited)

Legg Mason Partners Inflation Management Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	4.52%	$1,000.00	$1,045.20	1.23%	$6.34

Class B	4.26	1,000.00	1,042.60	1.73	8.91

Class C	4.25	1,000.00	1,042.50	1.68	8.65

Class O	4.28	1,000.00	1,042.80	1.73	8.91

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.00	1.23%	$6.26

Class B	5.00	1,000.00	1,016.48	1.73	8.79

Class C	5.00	1,000.00	1,016.74	1.68	8.54

Class O	5.00	1,000.00	1,016.48	1.73	8.79

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 10/31/06	3.68%	3.15%	3.25%	3.30%

Five Years Ended 10/31/06	2.86	2.22	N/A	2.35

Ten Years Ended 10/31/06	4.56	3.95	N/A	4.08

Inception* through 10/31/06	6.11	5.02	2.54	5.29

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 10/31/06	1.61%	(1.31)%	3.25%	2.31%

Five Years Ended 10/31/06	2.44	2.04	N/A	2.35

Ten Years Ended 10/31/06	4.35	3.95	N/A	4.08

Inception* through 10/31/06	5.97	5.02	2.54	5.29

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (10/31/96 through 10/31/06)	56.19%

Class B (10/31/96 through 10/31/06)	47.37

Class C (Inception* through 10/31/06)	5.28

Class O (10/31/96 through 10/31/06)	49.19

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and O shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, and O shares are July 22, 1991, November 18, 1994, October 12, 2004, and January 4, 1993, respectively.

8         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Inflation Management Fund vs. Lehman Brothers Global Real: U.S. TIPS Index and Barclay’s World Government Inflation-Linked All Maturities Index† (October 1996 — October 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1996, assuming deduction of the maximum initial sales charge of 2.00% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The Lehman Brothers Global Real: U.S. TIPS Index is a market index made up of U.S. Treasury Inflation Linked Indexed securities. The Barclay’s World Government Inflation-Linked All Maturities Index. The Barclays Inflation-Linked All Maturities Indices measure the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. Each Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations 10/31/96.

**	Commencement of operations 2/28/97.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         9

Schedule of Investments (October 31, 2006)

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Face Amount†		Security	Value

SOVEREIGN BONDS — 48.4%
Canada — 2.9%
684,975	CAD	Government of Canada, Bonds, 4.000% due 12/1/31	$897,557

France — 14.1%
		Government of France, Bonds:
		Series OATe:
2,049,367	EUR	3.000% due 7/25/12	2,815,769
248,474	EUR	3.150% due 7/25/32	416,345
2,270,000	EUR	Zero coupon bond to yield 3.889% due 10/25/32	1,064,962

		Total France	4,297,076

Germany — 6.0%
1,472,519	EUR	Bundesrepublik Deutschland, Series I/L, 1.500% due 4/15/16	1,845,640

Sweden — 2.0%
3,000,000	SEK	Government of Sweden, Bonds, Series 3104, 3.500% due 12/1/28	613,974

United Kingdom — 23.4%
		United Kingdom Treasury Gilt:
		Bonds, Series 8MO:
450,000	GBP	2.500% due 8/23/11 (a)	2,337,623
415,000	GBP	2.500% due 4/16/20	2,156,941
480,000	GBP	4.125% due 7/22/30 (a)	2,216,006
186,493	GBP	Series 3MO, 1.250% due 11/22/55	451,061

		Total United Kingdom	7,161,631

		TOTAL SOVEREIGN BONDS (Cost — $14,392,662)	14,815,878

CORPORATE BONDS & NOTES — 2.5%
Capital Markets — 2.2%
150,000		Kaupthing Bank HF, Notes, 7.125% due 5/19/16 (b)	160,067
500,000		Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 5.060% due 9/28/07 (c)	497,135

		Total Capital Markets	657,202

Commercial Banks — 0.3%
100,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (b)(c)	103,306

		TOTAL CORPORATE BONDS & NOTES (Cost — $748,868)	760,508

U.S. GOVERNMENT OBLIGATIONS — 2.2%
U.S. Government Obligations — 2.2%
390,000		U.S. Treasury Bonds, 6.250% due 8/15/23	453,984
475,000		U.S. Treasury Strip Principal (STRIP), zero coupon bond to yield 5.530% due 11/15/21	230,034

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $642,229)	684,018

See Notes to Financial Statements.

10         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 39.5%
	U.S. Treasury Bonds, Inflation Indexed:
3,005,021	3.000% due 7/15/12	$3,098,576
236,270	2.000% due 1/15/16	229,606
2,082,176	2.375% due 1/15/25	2,108,368
318,451	2.000% due 1/15/26	304,456
496,096	3.875% due 4/15/29	638,918
	U.S. Treasury Notes, Inflation Indexed:
1,792,083	3.625% due 1/15/08	1,795,303
895,111	3.875% due 1/15/09	914,447
1,560,534	0.875% due 4/15/10	1,471,048
270,343	2.000% due 1/15/14	263,574
662,024	1.625% due 1/15/15	626,207
335,427	1.875% due 7/15/15	323,072
302,874	2.500% due 7/15/16	307,323

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $12,115,155)	12,080,898

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $27,898,914)	28,341,302

SHORT-TERM INVESTMENTS — 7.7%
U.S. Government Agency — 0.2%
50,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (Cost — $48,361) (d)(e)	48,366

Repurchase Agreement — 7.5%(a)
2,309,000	Nomura Securities International Inc. repurchase agreement dated 10/31/06, 5.280% due 11/1/06; Proceeds at maturity - $2,309,339; (Fully collateralized by U.S. government agency obligations 4.375% to 7.250% due 1/15/10 to 9/15/12; Market value — $2,355,221) (Cost — $2,309,000)	2,309,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,357,361)	2,357,366

	TOTAL INVESTMENTS — 100.3% (Cost — $30,256,275#)	30,698,668
	Liabilities in Excess of Other Assets — (0.3)%	(85,829)

	TOTAL NET ASSETS — 100.0%	$30,612,839

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $30,326,412.

Abbreviations used in this schedule:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— Great British Pound
SEK	— Swedish Krona
STRIP	— Separate Trading of Registered Interest and Principal.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         11

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $30,256,275)	$30,698,668
Foreign currency, at value (Cost — $141)	142
Cash	593
Interest receivable	190,653
Receivable for open forward currency contracts	119,584
Receivable from investment manager	14,379
Receivable from broker — variation margin on open futures contracts	11,250
Receivable for Fund shares sold	146
Prepaid expenses	21,496

Total Assets	31,056,911

LIABILITIES:
Payable for open forward currency contracts	208,488
Payable for Fund shares repurchased	133,517
Distributions payable	34,869
Distribution fees payable	2,992
Directors’ fees payable	466
Accrued expenses	63,740

Total Liabilities	444,072

Total Net Assets	$30,612,839

NET ASSETS:
Par value (Note 6)	$2,856
Paid-in capital in excess of par value	30,750,797
Undistributed net investment income	1,008,791
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(1,534,626)
Net unrealized appreciation on investments, futures contracts and foreign currencies	385,021

Total Net Assets	$30,612,839

Shares Outstanding:
Class A	2,556,667

Class B	129,466

Class C	85,716

Class O	84,221

Net Asset Value:
Class A (and redemption price)	$10.72

Class B *	$10.72

Class C (and redemption price)	$10.73

Class O *	$10.73

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.00%)	$10.94

*	Redemption price is NAV of Class B and O shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$1,801,220

EXPENSES:
Investment management fee (Note 2)	179,064
Distribution fees (Notes 2 and 4)	98,929
Shareholder reports (Note 4)	77,393
Legal fees	63,256
Registration fees	44,475
Transfer agent fees (Notes 2 and 4)	26,180
Audit and tax	20,397
Directors’ fees	13,083
Custody fees	4,849
Proxy fees	3,019
Directors’ retirement expenses	1,917
Insurance	458
Miscellaneous expenses	6,101

Total Expenses	539,121
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(134,457)

Net Expenses	404,664

Net Investment Income	1,396,556

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,046,853)
Futures contracts	43,806
Options written	8,463
Foreign currency transactions	(56,903)

Net Realized Loss	(1,051,487)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	808,122
Futures contracts	30,208
Foreign currencies	(87,580)

Change in Net Unrealized Appreciation/Depreciation	750,750

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(300,737)

Increase in Net Assets From Operations	$1,095,819

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         13

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$1,396,556	$1,383,069
Net realized gain (loss)	(1,051,487)	71,890
Change in net unrealized appreciation/depreciation	750,750	(661,925)

Increase in Net Assets From Operations	1,095,819	793,034

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,411,276)	(859,939)
Net realized gains	(9,293)	—

Decrease in Net Assets From Distributions to Shareholders	(1,420,569)	(859,939)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,363,593	4,833,371
Reinvestment of distributions	998,192	580,253
Cost of shares repurchased	(7,600,436)	(11,614,058)

Decrease in Net Assets From Fund Share Transactions	(5,238,651)	(6,200,434)

Decrease in Net Assets	(5,563,401)	(6,267,339)
NET ASSETS:
Beginning of year	36,176,240	42,443,579

End of year*	$30,612,839	$36,176,240

* Includes undistributed net investment income of:	$1,008,791	$853,183

See Notes to Financial Statements.

14         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$10.81		$10.85		$10.74	$10.91	$10.82

Income (Loss) From Operations:
Net investment income	0.46		0.38		0.22	0.25	0.31
Net realized and unrealized gain (loss)	(0.08)		(0.18)		0.15	(0.12)	0.12

Total Income From Operations	0.38		0.20		0.37	0.13	0.43

Less Distributions From:
Net investment income	(0.47)		(0.24)		(0.24)	(0.24)	(0.15)
Net realized gains	(0.00	)(2)	—		(0.02)	—	—
Return of capital	—		—		—	(0.06)	(0.19)

Total Distributions	(0.47)		(0.24)		(0.26)	(0.30)	(0.34)

Net Asset Value, End of Year	$10.72		$10.81		$10.85	$10.74	$10.91

Total Return(3)	3.68%		1.89%		3.52%	1.13%	4.06%

Net Assets, End of Year (000s)	$27,403		$32,076		$35,279	$43,365	$47,842

Ratios to Average Net Assets:
Gross expenses	1.58%		1.70%		1.41%	1.34%	1.25%
Net expenses	1.19	(4)(5)	1.24	(4)(5)	1.37 (5)	1.34	1.25
Net investment income	4.35		3.49		2.01	2.29	2.93

Portfolio Turnover Rate	171%		43%		80%	29%	29%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.20%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         15

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$10.81		$10.86		$10.77	$10.94	$10.85

Income (Loss) From Operations:
Net investment income	0.41		0.34		0.14	0.19	0.24
Net realized and unrealized gain (loss)	(0.08)		(0.20)		0.16	(0.13)	0.12

Total Income From Operations	0.33		0.14		0.30	0.06	0.36

Less Distributions From:
Net investment income	(0.42)		(0.19)		(0.19)	(0.17)	(0.08)
Net realized gains	(0.00	)(2)	—		(0.02)	—	—
Return of capital	—		—		—	(0.06)	(0.19)

Total Distributions	(0.42)		(0.19)		(0.21)	(0.23)	(0.27)

Net Asset Value, End of Year	$10.72		$10.81		$10.86	$10.77	$10.94

Total Return(3)	3.15%		1.27%		2.77%	0.53%	3.43%

Net Assets, End of Year (000s)	$1,388		$1,765		$1,517	$2,439	$2,405

Ratios to Average Net Assets:
Gross expenses	2.43%		2.61%		2.12%	1.91%	1.88%
Net expenses	1.70	(4)(5)	1.76	(4)(5)	2.08 (5)	1.91	1.88
Net investment income	3.82		3.08		1.30	1.72	2.29

Portfolio Turnover Rate	171%		43%		80%	29%	29%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.70%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2006		2005	2004(2)
Net Asset Value, Beginning of Year	$10.81		$10.85	$10.80

Income (Loss) From Operations:
Net investment income (loss)	0.40		0.36	(0.05)
Net realized and unrealized gain (loss)	(0.06)		(0.21)	0.11

Total Income From Operations	0.34		0.15	0.06

Less Distributions From:
Net investment income	(0.42)		(0.19)	(0.00	)(3)
Net realized gains	(0.00	)(3)	—	(0.01)

Total Distributions	(0.42)		(0.19)	(0.01)

Net Asset Value, End of Year	$10.73		$10.81	$10.85

Total Return(4)	3.25%		1.38%	0.58%

Net Assets, End of Year (000s)	$919		$1,263	$5

Ratios to Average Net Assets:
Gross expenses	2.07%		2.07%	4.73	%(5)
Net expenses(6)	1.70	(7)	1.70 (7)	1.73	(5)
Net investment income (loss)	3.74		3.35	(8.30	)(5)

Portfolio Turnover Rate	171%		43%	80%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period October 12, 2004 (inception date) to October 31, 2004.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class O Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$10.81		$10.86		$10.76	$10.94	$10.85

Income (Loss) From Operations:
Net investment income	0.42		0.32		0.16	0.20	0.26
Net realized and unrealized gain (loss)	(0.07)		(0.17)		0.15	(0.13)	0.12

Total Income From Operations	0.35		0.15		0.31	0.07	0.38

Less Distributions From:
Net investment income	(0.43)		(0.20)		(0.19)	(0.19)	(0.10)
Net realized gains	(0.00	)(2)	—		(0.02)	—	—
Return of capital	—		—		—	(0.06)	(0.19)

Total Distributions	(0.43)		(0.20)		(0.21)	(0.25)	(0.29)

Net Asset Value, End of Year	$10.73		$10.81		$10.86	$10.76	$10.94

Total Return(3)	3.30%		1.34%		2.96%	0.61%	3.59%

Net Assets, End of Year (000s)	$903		$1,072		$1,969	$2,317	$2,298

Ratios to Average Net Assets:
Gross expenses	2.10%		2.39%		1.91%	1.85%	1.69%
Net expenses	1.64	(4)(5)	1.71	(4)(5)	1.86 (5)	1.85	1.69
Net investment income	3.91		2.91		1.51	1.78	2.48

Portfolio Turnover Rate	171%		43%		80%	29%	29%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Effective December 31, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class O shares will not exceed 1.65%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Inflation Management Fund (formerly known as Smith Barney Inflation Management Fund) (the “Fund”) is a separate non-diversified investment fund of Legg Mason Partners World Funds, Inc. (formerly known as Smith Barney World Funds, Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio, to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an

Legg Mason Partners Inflation Management Fund 2006 Annual Report         19

Notes to Financial Statements (continued)

unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two

20         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements (continued)

parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         21

Notes to Financial Statements (continued)

(j) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$3,019	—	$(3,019)
(b)	$167,309	$(167,309)	—

(a)	Reclassifications are primarily due to a book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transactions and continuing under a new investment management agreement, effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

22         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Effective October 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset pays Western Asset Limited a sub-advisory fee of 30 bps on the assets managed by Western Asset Limited. Western Asset Limited is a wholly-owned subsidiary of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

During the year ended October 31, 2006, the Fund’s Class A, B, C and O shares had voluntary expense limitations in place of 1.20%, 1.70%, 1.70% and 1.65% respectively.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their fee in the amount of $126,745. In addition, during the year ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $7,712.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $15,624 to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when com -

Legg Mason Partners Inflation Management Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

bined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, and CGM and its affiliates on Class B shares were approximately $2,000.

Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund will increase from 2.00% to 2.25% for shares purchased on or after that date.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$16,509,833	$38,941,806

Sales	9,378,086	53,835,080

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$604,751
Gross unrealized depreciation	(232,495)

Net unrealized appreciation	$372,256

During the year ended October 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding at October 31, 2005	—	—
Options written	72	$8,463
Options expired	72	(8,463)

Options written, outstanding at October 31, 2006	—	—

24         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements (continued)

At October 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10 Year Notes	24	12/06	$2,567,042	$2,597,250	$30,208

At October 31, 2006, the Fund had the following open forward foreign currency contracts:

	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	260,954	$202,007	11/7/06	$2,005
Canadian Dollar	1,165,196	1,038,151	11/7/06	(11,849)
Euro	5,917,022	7,560,262	11/7/06	(39,738)
Pound Sterling	3,977,619	7,591,175	11/7/06	91,175
Japanese Yen	121,276,050	1,039,208	11/7/06	(10,792)
Swedish Krona	7,971,590	1,105,051	11/7/06	5,051
Australian Dollar	260,954	200,151	2/7/07	1,374
Canadian Dollar	157,916	141,082	2/7/07	86
Euro	1,138,972	1,461,813	2/7/07	7,620
Pound Sterling	291,891	557,394	2/7/07	1,882
Japanese Yen	121,276,050	1,052,160	2/7/07	6,677
Swedish Krona	3,455,922	481,935	2/7/07	2,612

				$56,103

Contracts to Sell:
Australian Dollar	260,954	$202,007	11/7/06	$(1,379)
Canadian Dollar	1,007,280	897,453	11/7/06	1,102
Canadian Dollar	157,916	140,698	11/7/06	(97)
Euro	3,278,660	4,189,190	11/7/06	(1,685)
Euro	1,499,390	1,915,791	11/7/06	(20,668)
Euro	1,138,972	1,455,280	11/7/06	(7,647)
Pound Sterling	1,130,500	2,157,529	11/7/06	(38,462)
Pound Sterling	2,555,228	4,876,581	11/7/06	(59,210)
Pound Sterling	291,891	557,066	11/7/06	(1,889)
Japanese Yen	121,276,050	1,039,208	11/7/06	(6,720)
Swedish Krona	4,515,668	625,978	11/7/06	(5,694)
Swedish Krona	3,455,922	479,072	11/7/06	(2,656)
Swedish Krona	1,000	139	2/7/07	(2)

				(145,007)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(88,904)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of

Legg Mason Partners Inflation Management Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

0.50%, 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$72,382	$21,317	$65,355
Class B	11,463	3,088	6,894
Class C	8,298	434	2,899
Class O	6,786	1,341	2,245

Total	$98,929	$26,180	$77,393

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Investment Income:
Class A	$1,270,869	$750,889
Class B	59,292	28,111
Class C	42,975	14,996
Class O	38,140	24,171
Class Y†	—	41,772

Total	$1,411,276	$859,939

Net Realized Gains:
Class A	$8,223	—
Class B	455	—
Class C	339	—
Class O	276	—

Total	$9,293	—

†	On May 24, 2005, Class Y shares were fully redeemed.

6.	Capital Shares

At October 31, 2006, the Company had 1 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	92,916	$981,688	219,143	$2,390,896
Shares issued on reinvestment	83,024	885,857	48,279	525,509
Shares repurchased	(587,460)	(6,257,777)	(551,676)	(6,015,425)

Net Decrease	(411,520)	$(4,390,232)	(284,254)	$(3,099,020)

Class B
Shares sold	16,960	$180,438	89,993	$983,386
Shares issued on reinvestment	4,102	43,810	2,000	21,789
Shares repurchased	(54,852)	(586,372)	(68,503)	(745,736)

Net Increase (Decrease)	(33,790)	$(362,124)	23,490	$259,439

Class C
Shares sold	18,568	$198,001	133,498	$1,455,878
Shares issued on reinvestment	3,774	40,315	1,323	14,417
Shares repurchased	(53,400)	(565,829)	(18,460)	(201,823)

Net Increase (Decrease)	(31,058)	$(327,513)	116,361	$1,268,472

Class O
Shares sold	324	$3,466	294	$3,211
Shares issued on reinvestment	2,643	28,210	1,703	18,538
Shares repurchased	(17,880)	(190,458)	(84,249)	(916,141)

Net Decrease	(14,913)	$(158,782)	(82,252)	$(894,392)

Class Y†
Shares repurchased	—	—	(345,507)	$(3,734,933)

Net Decrease	—	—	(345,507)	$(3,734,933)

†	On May 24, 2005, Class Y shares were fully redeemed.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class C
11/29/2006	11/30/2006	$0.040000	$0.035500

Legg Mason Partners Inflation Management Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$1,419,223	$859,939
Net Long-term Capital Gains	1,346	—

Total Taxable Distributions	$1,420,569	$859,939

As of October 31, 2006, the components of accumulated earnings on tax basis were as follows:

Undistributed ordinary income — net	$921,804

Capital loss carryforward*	$(1,434,281)
Other book/tax temporary differences(a)	56,779
Unrealized appreciation/(depreciation)(b)	314,884

Total accumulated earnings/(losses) — net	$(140,814)

*	As of October 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2014	$(1,434,281)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue

28         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements (continued)

of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alter- natives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Inflation Management Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any

30         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Notes to Financial Statements (continued)

of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.

The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. Shareholder approval was obtained on December 11, 2006. These matters generally are expected to be implemented during the first half of 2007.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in

Legg Mason Partners Inflation Management Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32         Legg Mason Partners Inflation Management Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Inflation Management Fund (formerly Smith Barney Inflation Management), a series of Legg Mason Partners World Funds, Inc. (formerly Smith Barney World Funds, Inc.), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Inflation Management Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Legg Mason Partners Inflation Management Fund 2006 Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 23, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as the team then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

34         Legg Mason Partners Inflation Management Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the investment advisory services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors, including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of Legg Mason’s counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it

Legg Mason Partners Inflation Management Fund          35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Subsequently, at a meeting held in person on September 19, 2006, the Fund’s Board, including a majority of the Independent Board Members, approved a new subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (the “Sub-subadvisory Agreement”). Western Asset Management Company Limited (“Western Asset Limited”) provides investment advisory services with respect to the Fund’s non-U.S. dollar-denominated securities and related foreign currencies and futures.

In approving the Sub-subadvisory Agreement, the Board Members considered that the appointment of Western Asset Limited would not result in any material change in the nature or the level of investment advisory services provided to the Fund. The Board Members considered that Western Asset Limited personnel are highly integrated into the Western Asset structure and that Western Asset has supervisory oversight responsibility over all of Western Asset Limited’s business, including investment decisions and execution of transactions. The Board Members further considered that Western Asset’s oversight includes the active participation by its senior investment management and market sector teams in the investment process relating to the development and implementation of investment strategy. The Board Members further considered that the Sub-subadvisory Agreement would not result in any increase in the management fees payable by the Fund for investment management services. In particular, the Board Members considered that Western Asset compensates Western Asset Limited for its services based on the percentage of average daily net assets of the Fund that is allocated by Western Asset to Western Asset Limited.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been recently reached by the Board Members in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Sub-subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel in connection with the approval of the Sub-subadvisory Agreement and discussed the proposed approval of the Sub-subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager, Western Asset or Western Asset Limited were present.

36         Legg Mason Partners Inflation Management Fund

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Inflation Management Fund (formerly known as Smith Barney Inflation Management Fund) (the “Fund”) are managed under the direction of the Board of Directors of the Legg Mason Partners World Funds, Inc. (formerly known as Smith Barney World Funds, Inc.) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd St., 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A., (media management operations); SEACOR Holdings, Inc. (offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Ave., Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 175; 62nd st. Corp (real estate) (since 2007)	11	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Birth Year: 1945	Director	Since 1994	Independent Consultant (since 2001); Formerly, owner of Lacey & Heilbron (communications consulting ) (1993 to 2001)	11	None

Legg Mason Partners Inflation Management Fund          37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2006	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

38         Legg Mason Partners Inflation Management Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2006); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Inflation Management Fund          39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40         Legg Mason Partners Inflation Management Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund's Director’s (the “Board Members”). The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members, (2) Regroup and Reorganize Funds, (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees:
Paul R Ades	9,282,375.861	304,290.001	0.000	0.000
Andrew L. Breech	9,291,835.192	294,830.670	0.000	0.000
Dwight B. Crane	9,284,232.972	302,432.890	0.000	0.000
Robert M. Frayn, Jr.	9,275,480.126	311,185.736	0.000	0.000
Frank G. Hubbard	9,281,622.914	305,042.948	0.000	0.000
Howard J. Johnson	9,285,612.910	301,052.952	0.000	0.000
David E. Maryatt	9,280,916.972	305,748.890	0.000	0.000
Jerome H. Miller	9,290,973.796	295,692.066	0.000	0.000
Ken Miller	9,286,013.577	300,652.285	0.000	0.000
John J. Murphy	9,296,400.120	290,265.742	0.000	0.000
Thomas T. Schlafly	9,284,382.655	302,283.207	0.000	0.000
Jerry A. Viscione	9,290,002.059	296,663.803	0.000	0.000
R. Jay Gerken, CFA	9,285,952.567	300,713.295	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Regroup and Reorganize Funds.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Regroup and Reorganize Funds	1,382,165.519	25,822.938	42,319.236	92,625.000

Proposal 3: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	1,376,137.354	32,355.517	41,814.822	92,625.000
Underwriting	1,376,990.629	31,431.666	41,885.398	92,625.000
Lending	1,377,183.717	30,935.231	42,188.745	92,625.000
Issuing Senior Securities	1,382,078.679	28,953.702	39,275.312	92,625.000
Real Estate	1,377,128.051	31,373.151	41,806.491	92,625.000
Commodities	1,376,655.556	31,760.798	41,891.339	92,625.000
Concentration	1,379,999.969	33,380.079	36,927.645	92,625.000
Diversification	1,375,274.489	34,101.235	40,931.969	92,625.000
Fundamental to Non-Fundamental	1,377,875.093	32,189.341	40,243.259	92,625.000

Legg Mason Partners Inflation Management Fund         41

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Legg Mason Partners World Funds, Inc. — Legg Mason Partners Inflation Management Fund during the taxable year ended October 31, 2006.

Record Date Payable Date	Monthly Monthly

Interest from Federal Obligations*	80.41%

*	This Fund has met the quarterly asset requirements for California, Connecticut and New York Resident Shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

42         Legg Mason Partners Inflation Management Fund

Legg Mason Partners Inflation Management Fund

DIRECTORS Robert A. Frankel Michael E. Gellert R. Jay Gerken, CFA Chairman Rainer Greeven Susan M. Heilbron

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Inflation Management Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01358 12/06	SR06-201

Legg Mason Partners Inflation Management Fund

The Fund is a separate investment fund of the Legg Mason Partners World Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert A. Frenkel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frenkel as the Audit Committee’s financial expert. Mr. Frenkel is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,000 in 2005 and $56,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $7,500 in 2005 and $0 in 2006. These services consisted of procedures performed in connection with the Review of the Annual Registration Statement filed on Form N-1A of the Legg Mason Partners Inflation Management Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners World Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,200 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners World Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners World Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners World Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners World Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners World Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners World Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners World Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners World Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners World Funds, Inc.

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners World Funds, Inc.

Date:	January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners World Funds, Inc.

Date:	January 8, 2007